Exhibit 10.15

Print Name of Investor:_________________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Subscription Agreement”) is being used by Fusion Fuel Green Limited, currently a private limited company incorporated in Ireland (“Parent”), for a private placement of [●] Class A Ordinary Shares of Parent (the “Securities”), on the terms contained in this Subscription Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and the above-named investor (“Investor”) hereby agree as follows:

1. Subscription for Securities. Investor hereby subscribes for and agrees to purchase $[●] (the “Subscription Amount”) of Securities at a purchase price of $[●] per Security (for an aggregate of [●] Securities), subject to the terms and conditions set forth in this Subscription Agreement.

2. Offering.

2.1. No Offer Until Determination of Suitability. Investor has completed and delivered to Parent the suitability questionnaire included herewith. Investor acknowledges that any delivery by Parent to Investor of this Subscription Agreement or the Escrow Agreement (defined below) prior to the determination by Parent of Investor’s suitability will not constitute an offer of the Securities until such determination of suitability is made (which determination will be evidenced by Parent’s signature to this Subscription Agreement).

2.2. Conversion of Parent to PLC; Business Combination. Subject to the suitability determination to be made by Parent as described in Section 2.1, the Securities are being offered to Investor, in a private placement in accordance with the terms set forth in this Subscription Agreement, in connection with the proposed business combination among Parent, HL Acquisitions Corp. (“HL”), Fusion Welcome – Fuel, S.A. (“Fusion Fuel”), Fusion Fuel Atlantic Limited (“Merger Sub”), and the shareholders of Fusion Fuel (“Fusion Fuel Shareholders”) pursuant to the Business Combination Agreement (as may be amended from time to time, the “Business Combination Agreement”). Prior to the consummation of the Business Combination Agreement, Parent will convert to a public limited company for Irish corporate purposes. Upon the consummation of the Business Combination, (A) the Ordinary Shares of Parent are expected to be listed on the Nasdaq Capital Market (“Nasdaq”) and (B)(i) Merger Sub will merge with and into HL (the “Merger”) with HL being the surviving entity of the Merger and becoming a wholly-owned subsidiary of Parent, followed immediately by (ii) the acquisition by Parent of all of the issued and outstanding shares of Fusion Fuel (the “Share Exchange”, and together with the Merger and listing of the Ordinary Shares on Nasdaq, the “Transactions”). As a result of the Transactions, Fusion Fuel and HL will become wholly owned subsidiaries of Parent, a public limited company incorporated in Ireland, and the Securities issued hereunder will be Class A Ordinary Shares of an Irish public limited company.

3. Closing.

3.1. Subject to the conditions set forth in Section 6 of this Subscription Agreement, the closing (“Closing”) on the Investor’s investment will occur immediately following the consummation of the Transactions. For the avoidance of doubt, there will be no Closing if the Transactions are not consummated, if HL shareholder approval of the PIPE Proposal is not obtained, or the Ordinary Shares of Parent are not listed on Nasdaq at the time of issuance hereunder.

3.2. Within 3 days of receipt of a written notification from Parent that an escrow account has been opened with an escrow agent (the “Escrow Agent”), the Investor shall deliver the Subscription Amount to the Escrow Agent by wire transfer of immediately available funds. The Investor acknowledges that the Subscription Amount will be held in escrow until Closing pursuant to the terms and conditions of the Escrow Agreement to be entered into by and among Parent, the Investor, the Escrow Agent, and the other investor parties thereto (“Escrow Agreement”). If the Closing does not occur, the offering contemplated by this Subscription Agreement will be terminated and Parent shall instruct the Escrow Agent to promptly return the Subscription Amount to the Investor, without deduction or interest. The Investor agrees that he, she or it may not cancel, terminate or revoke this Subscription Agreement once delivered or to be returned the Subscription Amount once funded, and will only have the right to a return of the Subscription Amount in the event that the Closing does not occur.

3.3. At Closing, to effect the purchase and sale of the Securities, HL and Parent shall jointly instruct the Escrow Agent to release the Subscription Amount to Parent, pursuant to the Escrow Agreement, without any further instruction or consent from the Investor, and Parent issue and deliver to the Investor the Securities in book-entry form.

4. Parent Representations and Warranties and Covenants.

4.1. Organization. As of the date hereof, Parent is a private limited company duly incorporated and validly existing in Ireland. Prior to the Closing, Parent will be a public limited company duly incorporated and validly existing in Ireland. The Parent has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

4.2. Due Authorization.

(a) This Subscription Agreement has been duly authorized, executed and delivered by the Parent and is enforceable against the Parent in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(b) The Securities have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Parent’s organizational documents, as amended, or under the laws of Ireland.

4.3. No Business Activities. Since its organization, Parent has not conducted any business activities other than activities directed toward the accomplishment of the Transactions and such activities in connection with this Subscription Agreement.

4.4. No Conflict. The issuance and sale of the Securities and the compliance by the Parent with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the rules of the Nasdaq Stock Market LLC (“Nasdaq”) and will not (i) conflict with or materially violate Parent’s organizational documents, (ii) conflict with or violate any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Parent or any of its properties that would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of Parent or materially affect the validity of the Securities or the legal authority of the Parent to comply with this Subscription Agreement, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair any of Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien on any of the properties or assets of Parent or materially affect the validity of the Securities or the legal authority of the Parent to comply with this Subscription Agreement.

4.5. [Regulation S Offering. No directed selling efforts (as defined Regulation S) have been made by Parent, any of its affiliates or any person acting on its behalf with respect to any Securities that are being sold to the Investor; and none of such persons has taken any actions that would result in the sale of the Securities to the Investor under this Subscription Agreement requiring registration under the Securities Act; and Parent is a “foreign issuer” (as defined in Regulation S).]

4.6. Reliance on Representations. Parent understands that the foregoing representations, warranties, and covenants shall be deemed material and to have been relied upon by the Investor.

5. Investor Representations and Warranties and Covenants.

5.1. Information About Parent, HL, Fusion Fuel, and the Securities.

(a) The Parent has made available to Investor a copy of Parent’s Registration Statement on Form F-4 (SEC File No. 333-245052) originally filed with the SEC on August 12, 2020, including the preliminary proxy statement/prospectus included therein, and the annexes and exhibits and financial statements of Parent, HL, and Fusion Fuel filed therewith (collectively, the “Disclosure Documents”). Investor has read the Disclosure Documents together with this Subscription Agreement, and fully understands the information set forth therein and herein, including the risk factors attached hereto as Exhibit A.

(b) Investor has been given access to full and complete information regarding Parent, HL, and Fusion Fuel as Investor has requested and has utilized such access to Investor’s satisfaction for the purpose of verifying the information included herein and therein, and Investor has either met with or been given reasonable opportunity to meet with the officers of Parent, HL, and Fusion Fuel for the purpose of asking reasonable questions of such officers concerning the terms and conditions of this subscription and the business of Parent, HL and Fusion Fuel and all such questions have been answered to Investor’s full satisfaction. Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to Parent. After reading of such information and materials, Investor understands that there is no assurance as to the future performance of the Securities and of Parent and Fusion Fuel following the Transactions.

(c) Investor is not purchasing the Securities as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

5.2. Speculative Investment. Investor is aware that the Securities are a speculative investment that involve a high degree of risk and Investor may suffer the total loss of its investment. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in Investor’s judgment, sufficient information to evaluate the merits and risks of an investment in the Securities. Investor has not utilized any person as its purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Securities. Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Securities in view of its overall financial needs and with respect to the legal and tax implications of such investment. Investor believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Securities. The investment in the Securities does not constitute a significant portion of Investor’s investment portfolio.

5.3. Restrictions on Transfer; Registration Right.

(a) Investor understands that (i) the Securities have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration and (ii) the Securities cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. Each certificate representing the Securities will bear a restrictive legend relating to such restrictions. In addition, Investor understands that (x) no securities administrator of any state or the federal government has recommended or endorsed the Securities or made any finding or determination relating to the fairness of an investment in the Securities and (y) Parent is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(b) Parent agrees that as soon as reasonably practicable, but in no event later than 30 days following the Closing, it shall file a registration statement (“Registration Statement”) with the Securities and Exchange Commission covering the resale by Investor of the Securities it is purchasing hereunder, use its reasonable best efforts to have such Registration Statement declared effective as promptly as practicable thereafter, and keep the Registration Statement effective until (i) the date on which the Securities may be resold by the Investor without registration under the Securities Act and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the Securities have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect. Investor understands, however, that notwithstanding this obligation on the part of Parent to register the resale of the Securities and to keep the Registration Statement effective, there is no assurance that Parent will be able to have the Registration Statement declared effective and keep the Registration Statement effective until Investor has sold all the Securities owned by it registered thereon. Parent’s obligation to register the Investor’s Securities pursuant to the Registration Statement shall be subject to the Investor’s delivery to Parent of such information regarding the Investor, the securities of Parent held by such Investor, and the intended method of disposition of the Securities as reasonably required by the Parent to effect the registration of such Investor’s Securities. Investor understands that the Parent will make a submission to the Irish Revenue Commissioners to confirm that transfers of the Securities which are publicly traded on Nasdaq and effected by the means of the transfer of book-entry interests in the Depositary Trust Company (“DTC”) will not be subject to Irish stamp duty. Investor further understands that, if the Securities are not listed on Nasdaq or the Investor holds the Securities directly rather than beneficially through DTC, any transfer of the Securities could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the Securities) and payment of Irish stamp duty is generally a legal obligation of the transferee.

5.4. Investment Representation. Investor is purchasing the Securities for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Securities in violation of the federal securities laws. Investor understands that, although the Securities are expected to be publicly traded on Nasdaq following the completion of the Transactions, there can be no assurance that the Securities will be listed on Nasdaq or that a viable and active trading market will develop or be maintained.

5.5. Investor Authority. [Investor is a [TYPE OF ENTITY], validly existing and in good standing under the laws of [●].] Investor is authorized and qualified to purchase the Securities, the person signing this Subscription Agreement on behalf of the Investor has been duly authorized by Investor to do so, and this Subscription Agreement constitutes a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights.

5.6. [Regulation S Offering. The Investor understands that the sale of the Securities is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Investor is not a U.S. Person (as defined in Regulation S), it is acquiring the Securities in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Securities hereunder. The Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Subscription Agreement.]

5.7. [Regulation D Offering. Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501 promulgated thereunder. Investor is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under Regulation D of the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).]

5.8. NOT APPLICABLE

5.9. OFAC; BSA; Patriot Act. The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank, (iv) a person or entity subject to sanctions (“Sanctions”) administered or enforced by the United States, United Nations Security Council, the European Union, or any member state of the European Union or is located, organized, or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory, or will, directly, or indirectly, use the proceeds of any offering of securities of Parent (collectively, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against Sanctions, the OFAC sanctions programs, and the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Securities were legally derived. The operations of the Investor are and have been conducted at all times in compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, in all material respects, and no action involving the Investor with respect to any of the foregoing is pending.

5.10. Adequacy of Financing. The Investor has available to it sufficient funds to satisfy its obligations under this Subscription Agreement.

5.11. HL Shareholder Approval. Investor acknowledges that, pursuant to Nasdaq Rule 5635, HL is required to seek shareholder approval prior to the issuance of securities in certain circumstances, including issuances made in connection with the acquisition of the stock or assets of another company and issuances that are made at a discount to market price if the issuance is in excess of 20% of the ordinary shares or voting power outstanding before the issuance. Investor further acknowledges that (i) although HL will present a proposal pursuant to Nasdaq Rule 5635 (the “PIPE Proposal”) to the HL shareholders for approval at the annual general meeting to be called to approve the Transactions, and will recommend that the HL shareholders vote “for” the PIPE Proposal, HL cannot assure the Investor that it will receive approval of the PIPE Proposal prior to the consummation of the Transactions, (ii) HL shareholder approval of the PIPE Proposal is not a condition to consummating the Transactions, and (iii) HL shareholder approval of the PIPE Proposal is a condition to consummating the transactions set forth in this Subscription Agreement, which condition cannot be waived by Parent.

5.12. No Right to Terminate; Bring-Down. Investor acknowledges that Investor is not entitled to cancel, terminate or revoke this subscription. In order to induce Parent to issue and sell Securities to Investor, Investor represents and warrants that the information relating to Investor stated herein and in the suitability questionnaire provided herewith is true and complete as of the date hereof and will be true and complete as of the date of Closing. If, prior to Closing there is any change in such information or any of such information becomes incorrect or incomplete, Investor shall notify Parent and supply Parent promptly with corrective information.

6. Conditions to Parent’s Obligations. The obligations of Parent to effect the Closing shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver by Parent of the following conditions: (a) all representations and warranties of the Investor in this Subscription Agreement shall be true and correct on the date hereof and on the date of Closing; (b) the Investor shall have performed all of its obligations hereunder required to be performed at or prior to Closing; (c) the Investor shall have duly executed and delivered the Escrow Agreement and placed the Subscription Amount into the Escrow Account in accordance with Section 3.2 and the Escrow Agreement; (d) HL shall have received shareholder approval of the PIPE Proposal; and (e) the Transactions shall have been consummated.

7. Trust Fund Waiver. The Investor understands that HL has established a trust fund for the benefit of HL’s public shareholders and that, except for certain limited distributions of interest earned on the funds held in the trust fund, HL may disburse monies from the trust fund only (i) to HL’s public shareholders in the event they elect to convert their shares in connection with a business combination, (ii) to the public shareholders upon the liquidation of HL if HL fails to consummate a business combination within the required time period or (iii) to Parent after, or concurrently with, the consummation of the Transactions. For and in consideration of Parent agreeing to the terms contained in this Subscription Agreement, the receipt of which is duly acknowledged, the Investor agrees that, except with respect to public shares of HL owned by the Investor, it does not have any right, title, interest or claim of any kind in or to any monies in the trust fund (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent or HL and will not seek recourse against the trust fund for any reason whatsoever. This section shall survive the termination of this Subscription Agreement for any reason.

8. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the law of the State of New York regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

9. Consent to Jurisdiction; WAIVER OF TRIAL BY JURY. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the state courts of the State of New York, located in the County of New York (or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal courts of the United States of America sitting in the Southern District of New York) in connection with any matter based upon or arising out of this Subscription Agreement, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and manner of service of process. Each party hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

10. Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

11. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, electronic transmission (including via email) or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy or other electronic transmission (including via email), in each case addressed to a party. All communications to Investor should be sent to Investor’s address on the signature page hereto. All communications to the Parent should be sent to:

Fusion Fuel Green Limited

c/o Fusion Welcome – Fuel, S.A.

Ex-Siemens Facilities

Rua da Fábrica, S/N

Sabugo, 2715-376

Almargem do Bispo, Portugal

Attn: Frederico Figueira de Chaves

Email: frederico@keyfh.com

with a copy, which shall not constitute notice, to each of the following:

Feinberg Hanson LLP

855 Boylston Street, 8th Floor

Boston, MA 02116

Tel: (617) 603-3304

Email: dfeinberg@feinberghanson.com

HL Acquisitions Corp.

499 Park Avenue, 12th Floor

New York, NY 10022

Tel: (212) 486-8100

Attn: Jeffrey E. Schwarz

Email: jschwarz@metrocap.net

and

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Tel: (212) 818-8800

Attn: David Alan Miller, Esq. / Jeffrey M. Gallant Esq.

Email: dmiller@graubard.com / jgallant@graubard.com

12. Mutual Drafting. This Subscription Agreement is the joint product of the Investor and Parent and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

13. Miscellaneous. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Electronic signatures, whether digital or encrypted, of the parties included in this Subscription Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Delivery of a copy of this Subscription Agreement bearing an original or electronic signature by facsimile transmission, electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means, will have the same effect as physical delivery of the paper document bearing an original or electronic signature. In the event any part or parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void part or parts were deleted. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

14. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Securities.

[SIGNATURE PAGES FOLLOW]

Suitability Questionnaire

INDIVIDUAL and JOINT INVESTORS – Complete All Information

Additional information may be requested

Investor’s Name: __________________________________________________________________________

Date of Birth: ____________________________             SSN/Tax ID: _______________________________

Co-Investor Name: ________________________________________________________________________

Date of Birth: ____________________________             SSN/Tax ID: _______________________________

Home Street Address: ______________________________________________________________________

City: ___________________________________            State: _______________            Zip Code: ________

Mailing Street Address: _____________________________________________________________________

City: ___________________________________            State: _______________            Zip Code: ________

Work Phone: ____________________________            Home Phone: _______________________________

E-Mail Address: __________________________________________________________________________

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Securities?

☐ Yes ☐ No

Investment Objectives (Please select one): ☐ Speculation ☐ Growth ☐ Income ☐ Capital Preservation

Investor’s Information: Employer: __________________________________________________________

Title: _______________________________            Type of Business: _______________________________

Employer’s Address: _______________________________________________________________________

Income: Expected 2020: ______________ Actual 2019: ______________ Actual 2018: _________________

Net Worth: ________________________ Total Value of Investments: _______________________________

Co-Investor’s Information: Employer: _______________________________________________________

Title: _______________________________           Type of Business: _______________________________

Employer’s Address: _______________________________________________________________________

Income: Expected 2020: ______________ Actual 2019: ______________ Actual 2018: _________________

Net Worth: ________________________ Total Value of Investments: _______________________________

ENTITY INFORMATION – Complete All Information

Entity Name: ____________________________________________________________________________

Tax ID: _______________________                State of Formation: __________________________________

Street Address: __________________________________________________________________________

City: _____________________           State: _____________________           Zip Code: ________________

Primary Contact: _____________________           Title: _________________________________________

Telephone Number: ___________________          Fax Number: ___________________________________

Email Address: __________________________________________________________________________

Do you believe you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the Securities?

☐ Yes ☐ No

Have you participated in other private placements? ☐ Yes ☐ No

Are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe? ☐ Yes ☐ No

Investment Objectives (Please select one): ☐ Speculation ☐ Growth ☐ Income ☐ Capital Preservation

REGULATION D OFFERING

ALL MUST COMPLETE

Accredited Investor Status:

Please check one or more of the following definitions of “accredited investor,” if any, which applies to you. If none of the following applies to you, you may not qualify to take parting this offering.

☐	A Bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings association or institution as defined in Section 3(a)(5)(A) of the Securities Act.

☐	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	Investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the plan has assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

☐	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or Partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000.

For purposes hereof, net worth shall be deemed to include all of your assets, liquid or illiquid (including such items as automobile and restricted securities), MINUS all of your liabilities, except as described below. In calculating net worth, you must exclude the estimated fair market value of your principal residence as an asset. Mortgage debt secured by the primary residence shall not be included as a liability so long as such mortgage debt does not exceed the estimated fair market value of the primary residence (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess should be considered a liability and deducted from your net worth). However, the amount of mortgage debt secured by the residence in excess of the value of the primary residence should be considered a liability and deducted from your net worth.

☐

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐	A trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D of the Securities Act.

☐

Any entity in which all of the equity owners are Accredited Investors.

Note: If this box is checked, each equity owner of the entity must individually complete and submit the “Individual and Joint Investors” information above.

☐	A director or officer of Parent.

SIGNATURE PAGE

I/We am(are) affirming that all the information contained herein is true and correct to the best of my/our knowledge and belief, including the attached schedule. If I am signing on behalf of an entity or trust I represent I have the authority to make investment decisions for the entity. I also understand that a background/credit check maybe conducted for the purposes of detecting and deterring money laundering.

Signature	Date

Print Name

Title (if applicable)

Signature	Date

Print Name

Title (if applicable)

The foregoing subscription is accepted and Parent hereby agrees to be bound by its terms.

FUSION FUEL GREEN LIMITED

Name	Title:

Date

EXHIBIT A

RISK FACTORS

Following Closing, a transfer of the Securities, other than those publicly traded on NASDAQ where the transfer is effected by means of the transfer of book-entry interests in the Depositary Trust Company, may be subject to Irish stamp duty.

Submission will be made to the Irish Revenue Commissioners to confirm that transfers of those Securities which are publicly traded on NASDAQ and effected by means of the transfer of book entry interests in the Depositary Trust Company (“DTC”) will not be subject to Irish stamp duty. It is expected that this confirmation should be granted.

However, if your Securities are not publicly traded on NASDAQ and/or you hold your Securities directly rather than beneficially through DTC, any transfer of your Securities could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the Securities acquired). Payment of Irish stamp duty is generally a legal obligation of the transferee. The potential for stamp duty could adversely affect the price of your Securities.

Submission will also be made to the Irish Revenue Commissioners to confirm that Investors wishing to transfer their Securities into (or out of) DTC may do so without giving rise to Irish stamp duty payable by the transferee provided that:

(a)	there is no change in the beneficial ownership of such Securities as a result of the transfer; and

(b)	the transfer into (or out of) DTC is not effected in contemplation of a sale of such Securities by a beneficial owner to a third party.

It is expected that this confirmation should be granted.

In certain limited circumstances, dividends paid by Parent may be subject to Irish dividend withholding tax (“DWT”)

Parent does not intend to pay dividends on the Securities in the foreseeable future. If Parent were to declare and pay dividends, in certain limited circumstances, DWT (currently at a rate of 25%) may arise in respect of dividends paid on the Securities. A number of exemptions from DWT exist such that Investors resident in the U.S. and other exempt countries may be entitled to exemptions from DWT.

Investors that are resident in the United States, any European Union member state or any other country with which Ireland has signed a double tax agreement (each an “Exempt Territory”) are likely to be entitled to an exemption from DWT provided such Investors are beneficially entitled to the dividend and have furnished valid Irish DWT forms.

Submission will be made to the Irish Revenue Commissioners to confirm that Investors resident in the U.S. whose Securities are publicly traded on NASDAQ and held through DTC will not be subject to DWT, provided the addressees of the beneficial owners of such Securities in the records of the brokers holding such Securities are recorded as being in the U.S. (and such brokers have further transmitted the relevant information to a qualifying intermediary appointed by Parent). It is expected that this confirmation should be granted.

It is strongly recommended that, as soon as possible after receiving their Securities, Investors who are residents of Exempt Territories complete valid Irish DWT forms or W-9 forms and provide them to the Parent’s transfer agent and, in the case of Securities deposited into DTC following Closing, their broker.

After the Closing, dividends received by Irish residents and certain other shareholders may be subject to Irish income tax.

Investors entitled to an exemption from Irish DWT on dividends received from Parent will not be subject to Irish income tax in respect of those dividends unless they have some connection with Ireland other than their shareholding in Parent (for example, they are resident in Ireland). Investors who receive dividends subject to Irish DWT will generally have no further liability to Irish income tax on those dividends.

Securities received by means of a gift or inheritance could be subject to Irish capital acquisitions tax.

Irish capital acquisitions tax (“CAT”) could apply to a gift or inheritance of the Securities irrespective of the place of residence, ordinary residence or domicile of the parties. This is because the Securities will be regarded as property situated in Ireland. The person who receives the gift or inheritance has primary liability for CAT. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents.